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                                                                    Exhibit 99.1

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                               PURCHASE AGREEMENT

                                     BETWEEN

                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                       AND

                         NAVISTAR FINANCIAL CORPORATION

                          DATED AS OF OCTOBER 31, 2003

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS .....................................................................      1
     SECTION 1.01      Definitions ........................................................      1

ARTICLE II PURCHASE AND SALE OF RECEIVABLES ...............................................      1
     SECTION 2.01      Purchase and Sale of Receivables ...................................      1
     SECTION 2.02      Purchase Price .....................................................      2
     SECTION 2.03      The Closings .......................................................      2
     SECTION 2.04      Covenant Regarding Subsequent Receivables ..........................      2

ARTICLE III REPRESENTATIONS AND WARRANTIES ................................................      3
     SECTION 3.01      Representations and Warranties as to Receivables ...................      3
     SECTION 3.02      Additional Representations and Warranties of NFC ...................      9
     SECTION 3.03      Representations and Warranties of NFRRC ............................     10
     SECTION 3.04      Representations and Warranties Regarding Titling Trust .............     11

ARTICLE IV CONDITIONS .....................................................................     13
     SECTION 4.01      Conditions to Obligation of NFRRC ..................................     13
     SECTION 4.02      Conditions To Obligation of NFC ....................................     15

ARTICLE V ADDITIONAL AGREEMENTS ...........................................................     15
     SECTION 5.01      Conflicts With Further Transfer and Servicing Agreements ...........     15
     SECTION 5.02      Protection of Title. ...............................................     15
     SECTION 5.03      Other Liens or Interests ...........................................     16
     SECTION 5.04      Repurchase Events ..................................................     16
     SECTION 5.05      Indemnification ....................................................     16
     SECTION 5.06      Further Assignments ................................................     17
     SECTION 5.07      Pre-Closing Collections ............................................     17
     SECTION 5.08      Limitation on Transfer of International Purchase Obligations .......     17
     SECTION 5.09      Sale Treatment .....................................................     17
     SECTION 5.10      No Petition; Waiver of Claims ......................................     17

ARTICLE VI MISCELLANEOUS PROVISIONS .......................................................     18
     SECTION 6.01      Amendment (a) ......................................................     18
     SECTION 6.02      Survival ...........................................................     18
     SECTION 6.03      Notices ............................................................     18
     SECTION 6.04      Governing Law ......................................................     18
     SECTION 6.05      Waivers ............................................................     18
     SECTION 6.06      Costs and Expenses .................................................     18
     SECTION 6.07      Confidential Information ...........................................     18
     SECTION 6.08      Headings ...........................................................     19
     SECTION 6.09      Counterparts .......................................................     19
     SECTION 6.10      Severability of Provisions .........................................     19
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     SECTION 6.11      Further Assurances .................................................     19
     SECTION 6.12      No Third-Party Beneficiaries .......................................     19
     SECTION 6.13      Merger and Integration .............................................     19
     SECTION 6.14      No Petition Covenants ..............................................     19
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                                    EXHIBITS

Exhibit A - Form of Initial PA Assignment

Exhibit B - Form of Subsequent Transfer PA Assignment

                                   APPENDICES

Appendix A - Additional Representations and Warranties

                                      -ii-

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                               PURCHASE AGREEMENT

     PURCHASE AGREEMENT, dated as of October 31, 2003, between NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, a Delaware corporation ("NFRRC"), and NAVISTAR FINANCIAL CORPORATION, a Delaware corporation ("NFC").

     WHEREAS, NFRRC desires to purchase on the date hereof and from time to time during the Funding Period certain Retail Notes and Retail Leases (collectively, the "Receivables") and the Related Security with respect thereto;

     WHEREAS, NFC is willing to sell the Receivables and the Related Security with respect thereto to NFRRC;

     WHEREAS, NFRRC may wish to sell or otherwise transfer the Receivables and the Related Security with respect thereto, or interests therein, to a trust, corporation, partnership or other entity (any such transferee being the "Subsequent Transferee"); and

     WHEREAS, the Subsequent Transferee may issue debentures, notes, participations, certificates of beneficial interest, partnership interests or other interests or securities (collectively, any such issued interests or securities being "Securities") to fund its acquisition of the Receivables and the Related Security with respect thereto.

     NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned them in Part I of Appendix A to the Pooling Agreement of even date herewith by and between Navistar Financial 2003-B Owner Trust and NFRRC, as it may be amended, supplemented or modified from time to time. All references herein to "the Agreement" or "this Agreement" are to this Purchase Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

     SECTION 2.01 Purchase and Sale of Receivables. Subject to the satisfaction of the conditions specified in Article IV, NFC agrees to sell, transfer, assign and otherwise convey

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to NFRRC, without recourse (except as provided in Section 5.04), and NFRRC agrees to purchase (i) on the Closing Date pursuant to a written assignment substantially in the form of Exhibit A (the "Initial PA Assignment"), and (ii) on each Subsequent Transfer Date (each, together with the Closing Date, a "Purchase Date"), pursuant to an assignment substantially in the form of Exhibit B (each, a "Subsequent Transfer PA Assignment" and, together with the Initial PA Assignment, each a "PA Assignment") up to the Available Purchase Amount, all right, title and interest of NFC in, to and under:

     (a) the Retail Notes identified on the Schedule of Retail Notes to the PA Assignment delivered to NFRRC on such Purchase Date (the "Designated Retail Notes") and the Related Retail Note Assets associated with the Designated Retail Notes;

     (b) the Series 2003-B Portfolio Interest and the beneficial interest in the Series 2003-B Portfolio Assets, including the Retail Leases identified on the Schedule of Retail Leases to the Initial PA Assignment delivered to NFRRC on the Closing Date and the Retail Leases identified on the Schedule of Retail Leases to the PA Assignment delivered to NFRRC on any subsequent Purchase Date (the "Designated Retail Leases" and together with the Designated Retail Notes, the "Designated Receivables") and the Related Titling Trust Assets associated with the Designated Retail Leases and, with respect to the sale on the Closing Date, the Series 2003-B Portfolio Certificate; and

     (c) the rights, but not the obligations, of NFC under the Lease Purchase Agreement, the Initial LPA Assignment and any Subsequent Transfer LPA Assignment with respect to the Designated Retail Leases.

     SECTION 2.02 Purchase Price. In consideration for the purchase of any Designated Receivables and Related Security, NFRRC shall, on the related Purchase Date, pay to NFC an amount equal to the aggregate Starting Receivables Balance for such Designated Receivables (the "Purchase Price") and NFC shall execute and deliver to NFRRC a PA Assignment with respect to such Designated Receivables. On the Closing Date, a portion of the $354,999,927.08 Purchase Price payable on such date equal to $338,114,736.37 shall be paid to NFC in immediately available funds, and the balance of the Purchase Price ($16,885,190.71) shall be recorded as an advance from NFC to NFRRC. On each Subsequent Transfer Date, a portion of the Purchase Price payable on such date equal to the amount received by NFRRC pursuant to Section 8.11(a) of the Indenture shall be paid to NFC in immediately available funds, and the balance of the Purchase Price payable on such date shall be recorded as an advance from NFC to NFRRC.

     SECTION 2.03 The Closings. Each sale and purchase of the Designated Receivables (each, a "Closing"), shall take place at such a place, on a date and at a time mutually agreeable to NFC and NFRRC, and may occur simultaneously with the closing of any related transactions contemplated by the Further Transfer and Servicing Agreements.

     SECTION 2.04 Covenant Regarding Subsequent Receivables. NFC covenants to deliver and sell to NFRRC pursuant to Section 2.01 on or prior to the end of the Funding Period Subsequent Receivables with an aggregate Starting Receivable Balance equal to the amount of the Pre-Funding Account Initial Deposit. If on the Distribution Date on which the Funding

                                      -2-

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Period ends (or, if the Funding Period does not end on a Distribution Date, the first Distribution Date following the end of the Funding Period), the Pre-Funded Amount is equal to or greater than $100,000, NFC shall be obligated to pay to NFRRC an amount equal to the Noteholders' Prepayment Premium with respect to each class of Notes other than the Class A-3 Notes on the Transfer Date immediately preceding the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period); provided, however, that the foregoing shall be the sole remedy of NFRRC, the Issuer, the Indenture Trustee or the Noteholders with respect to a failure of NFC to comply with this covenant.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01 Representations and Warranties as to Receivables. NFC makes the following representations and warranties and the additional representations and warranties set forth in Appendix A hereto as to the Designated Receivables on which NFRRC relies in accepting the Designated Receivables. Such representations and warranties (other than Section 3.01(n), which speaks only as of the Closing Date) speak as of the Purchase Date for such Designated Receivables, and as of the date of the related transfer of such Designated Receivables under the Further Transfer and Servicing Agreements, and shall survive the sale, transfer and assignment of such Designated Receivables to NFRRC and the subsequent assignment and transfer thereof pursuant to the Further Transfer and Servicing Agreements:

          (a)  Characteristics of Receivables. Each Designated Receivable:

               (i) (A) in the case of a Retail Note, was originated or acquired by NFC to finance a retail purchase by a retail customer or a refinancing (for reasons other than credit reasons, unless it was amended or restructured at least 12 months prior to the applicable Cutoff Date, it is not owed by an Obligor that is the subject of a bankruptcy or insolvency proceeding and since its amendment or restructuring it has not been greater than 60 days past due (measured from the date of any Scheduled Payment)) of a Financed Vehicle or Financed Vehicles by a retail customer and (B) in the case of a Retail Lease, was originated by Harco Leasing, the Titling Trust or one or more of their Affiliates for the retail lease of one or more Financed Vehicles (other than a release for credit reasons), and in each case,
        (A) and (B), was fully and properly executed by the parties thereto;

               (ii) in the case of a Retail Note, has created or shall create a valid, binding and enforceable first priority security interest in favor of NFC in each Financed Vehicle related thereto, which security interest will be validly assigned by NFC to NFRRC and will be assignable by NFRRC to a subsequent purchaser;

               (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security;

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               (iv) in the case of a Retail Lease, is a Finance Lease or a TRAC
        Lease and (A) in the case of a Finance Lease, provides for payments (including purchase option payments) that fully amortize the Initial Capitalized Cost over its original term to maturity and yields implicit interest at a fixed annual percentage rate, with a purchase option price that does not exceed $1,000 and (B) in the case of a TRAC Lease, provides for payments that fully amortize the Initial Capitalized Cost to an amount equal to the TRAC Payment, and, in the event of a termination of the TRAC Lease, the amount payable thereunder by the Obligor is at least equal to the excess of the Outstanding Capitalized Cost of the related Financed Vehicle over the proceeds from the sale of such Financed Vehicle;

               (v) in the case of a Retail Note, shall yield interest at the Annual Percentage Rate and comes from one of the following categories, which differ in their provisions for the payment of principal and interest: Equal Payment Fully Amortizing Receivables, Equal Payment Skip Receivables, Equal Payment Balloon Receivables, Level Principal Fully Amortizing Receivables, Level Principal Skip Receivables, Level Principal Balloon Receivables, or Other Receivables. "Equal Payment Fully Amortizing Receivables" are Receivables that provide for equal monthly payments that fully amortize the amount financed over its original term to maturity. "Equal Payment Skip Receivables" are Receivables that provide for equal monthly payments in eleven or fewer months of each twelve-month period that fully amortize the amount financed over its original term to maturity. "Equal Payment Balloon Receivables" are Receivables that provide for equal monthly payments except that a larger payment becomes due on the final maturity date for such Receivables. "Level Principal Fully Amortizing Receivables" are Receivables that provide for monthly payments consisting of level principal amounts together with accrued and unpaid interest on the unpaid Receivables Balances. "Level Principal Skip Receivables" are Receivables that provide for monthly payments in eleven or fewer months of each twelve-month period consisting of level principal amounts together with accrued and unpaid interest on the unpaid Receivables Balances. "Level Principal Balloon Receivables" are Receivables that provide for monthly payments consisting of level principal amounts together with accrued and unpaid interest on the unpaid Receivables Balances, except that a larger principal payment becomes due on the final maturity date for such Receivables. "Other Receivables" are Receivables not described above, including Receivables that provide for level monthly payments in eleven or fewer months of each twelve-month period that amortize a portion of the amount financed over its original term to maturity with a larger payment that becomes due on the final maturity date for such Receivables;

               (vi) in the case of a Retail Note, immediately prior to the transfer and assignment thereof to NFRRC by NFC pursuant to this Agreement, NFC had good title to it, free of any Lien (except for Permitted Liens and Liens that will be released as of such transfer), and all right, title and interest in it has been validly sold by NFC to NFRRC pursuant to this Agreement, and NFRRC has good title to it, free of any Lien (except for Permitted Liens), and the transfer of the Retail Note to NFRRC has been perfected under the UCC;

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               (vii)  in the case of a Retail Lease, (A) such Retail Lease is owned of record by the Titling Trust, (B) immediately prior to the allocation of such Retail Lease to the Series 2003-B Portfolio Interest, Harco Leasing was the beneficial owner of such Retail Lease free of any Lien (except for Permitted Liens and Liens that will be released as of such transfer), (C) all of Harco Leasing's right, title and interest in such Retail Lease has been validly sold by Harco Leasing to NFC pursuant to the Lease Purchase Agreement, (D) upon execution and delivery of this Agreement and the related PA Assignment by NFC and satisfaction of the conditions set forth in Section 4.02 hereof relating to such Retail Lease, all right, title and interest in such Retail Lease (other than the interest therein of the Titling Trust) shall have been validly sold by NFC to NFRRC pursuant to this Agreement and NFRRC shall be the owner of all right, title and interest in such Retail Lease (other than the interest of the Titling Trust) free of any Lien (except for Permitted Liens) and its transfer to NFRRC has been perfected under the UCC;

               (viii) in the case of a Retail Lease, each Financed Vehicle related thereto is owned by the Titling Trust (or its nominee) as record owner and upon issuance of the Series 2003-B Portfolio Certificate, NFRRC will be the beneficial owner through its ownership of the Series 2003-B Portfolio Interest of such Financed Vehicle and any certificate of title or other evidence of ownership of such Financed Vehicle issued by a registrar of titles in the respective jurisdiction in which such Financed Vehicle is registered, relating to each such vehicle is registered in the name of the Titling Trust (or its nominee) (or a properly completed application for such title has been or will be submitted to the appropriate titling authority) with a notation of Lien thereon in favor of the Collateral Agent;

               (ix) in the case of a Retail Lease, as of the related Purchase Date, such Retail Lease has been allocated to the 2003-B Portfolio Interest; and

               (x) such Designated Receivable was originated or, in the case of a Retail Note, acquired in the ordinary course of business in accordance with NFC's underwriting standards.

     (b) Schedules of Retail Leases and Retail Notes. The information set forth in the Schedule of Retail Leases and the Schedule of Retail Notes relating to such Designated Receivables is true and correct in all material respects.

     (c) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation "B", the Soldiers' and Sailors' Civil Relief Act of 1940, and any applicable bulk sales or bulk transfer law and other equal credit opportunity and disclosure laws, in respect of any of the Designated Receivables, have been complied with in all material respects, and each such Designated Receivable and the sale or lease of the Financed Vehicle or Financed Vehicles evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made.

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     (d) Binding Obligation. Each Designated Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable against the Obligor by the holder thereof in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) Security Interest in Financed Vehicle. In the case of a Retail Note, immediately prior to the sale, transfer and assignment thereof pursuant hereto, each Designated Retail Note was secured by a validly perfected first priority security interest in the related Financed Vehicle or, in the event any such Receivable was secured by more than one Financed Vehicle, in each related Financed Vehicle, each in favor of NFC as secured party, or all necessary and appropriate action had been commenced that will result, within 100 days following the applicable Cutoff Date, in the valid perfection of a first priority security interest in each related Financed Vehicle in favor of NFC as secured party in each case (except for first priority security interests which may exist in any accessions not financed by NFC) and, in the case of a Retail Lease, the Collateral Agent (or its nominee) has a first priority perfected security interest in such Retail Lease and has or upon completion of the titling process with the appropriate titling authority will have a first priority perfected security interest in the related Financed Vehicle which will be validly assigned by NFC to NFRRC and is further assignable by NFRRC pursuant to the Further Transfer and Servicing Agreements.

     (f) Receivables In Force. No Designated Receivable has been satisfied, subordinated or rescinded, and, in the case of the Designated Retail Notes, no Financed Vehicle securing any Designated Receivable has been released from the Lien of the related Receivable in whole or in part.

     (g) No Waiver. Since the applicable Cutoff Date, no provision of any Designated Receivable has been waived, altered or modified in any respect.

     (h) No Amendments. Since the applicable Cutoff Date, no Designated Receivable has been amended or otherwise modified such that the total number of the Obligor's Scheduled Payments is increased or the Starting Receivable Balance thereof is increased, and prior to the applicable Cutoff Date, no Designated Receivable has been amended or restructured for credit reasons, unless it was amended or restructured at least 12 months prior to the applicable Cutoff Date, it is not owed by an Obligor that is the subject of a bankruptcy or insolvency proceeding and since its amendment or restructuring it has not been greater than 60 days past due (measured from the date of any Scheduled Payment).

     (i) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Designated Receivable.

     (j) No Liens. There are, to NFC's knowledge, no Liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle relating to any Designated Receivable that are or may be prior to, or equal or coordinate with, the security interest in each Financed Vehicle granted by the Designated Receivable or the Collateral Agreement (except for Permitted Liens).

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     (k) No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Designated Receivable, and no event has occurred and is continuing that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Designated Receivable, and NFC or Harco Leasing, as the case may be, has not waived any of the foregoing, in each case except for payments on any Designated Receivables which are not more than 60 days past due (measured from the date of any Scheduled Payment) as of the applicable Cutoff Date, or with respect to any Eligible Restructured Receivable, no such event has occurred since the date of its amendment or restructuring.

     (l) Insurance. Each Obligor on a Designated Receivable is required to maintain a physical damage insurance policy for each Financed Vehicle of the type that NFC requires in accordance with its customary underwriting standards for the purchase or lease of truck, bus and trailer receivables, unless NFC has in accordance with its customary procedures permitted an Obligor to self-insure such Financed Vehicle.

     (m) Maintenance. In the case of a Retail Lease, such Obligor is required to maintain the related Financed Vehicle in good repair and is obligated to pay the cost of all necessary repairs, maintenance and replacements with respect to such Financed Vehicle and all costs, expenses, fees and charges incurred in the use and operation of such Financed Vehicle and all taxes on or relating to such Financed Vehicle.

     (n) Good Title. On the date hereof, NFC has good title to the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate, free and clear of all Liens, (other than Permitted Liens). On the date hereof, upon execution and delivery of this Agreement and the related PA Assignment by NFC and the satisfaction of the conditions set forth in Section 4.02 hereof, good and valid title to the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate will be validly and effectively conveyed to, and vested in, NFRRC, free and clear of all Liens, other than Permitted Liens, and the transfer of the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate by NFC to NFRRC has been perfected.

     (o) Lawful Assignment. No Designated Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Designated Receivable under the Lease Purchase Agreement, this Agreement or any Further Transfer and Servicing Agreements.

     (p) All Filings Made. All filings necessary under the UCC in any jurisdiction to give NFRRC a first priority perfected security or ownership interest in the Designated Receivables and the Related Security (to the extent it constitutes Code Collateral) shall have been made, and the Designated Receivables constitute Code Collateral.

     (q) One Original. There is only one original executed copy of each Designated Receivable.

     (r) No Documents or Instruments. No Designated Receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC).

     (s) Maturity of Receivables. Each Designated Receivable has an original term to maturity of not less than 6 months and not greater than 84 months and, as of the related Cutoff Date, had a remaining term to maturity of not less than 6 months and not greater than 72 months.

     (t) Scheduled Payments; Delinquency. As of the Initial Cutoff Date, each Designated Receivable being purchased on the Closing Date had a first scheduled payment that was due on or before November 30, 2003; as of the applicable Cutoff Date, each Designated Receivable being purchased during the Funding Period had or will have a first scheduled payment that was due on or before the last day of the Monthly Period next following the Monthly Period in which such Cutoff Date occurs; as of the applicable Cutoff Date, no Designated Receivable had or will have a payment that was more than 60 days past due, or with respect to any Eligible Restructured Receivable, has not had a payment more than 60 days past due since the date of its amendment or restructuring; and as of the related Purchase Date, no Designated Receivable had or will have a final scheduled payment that is due later than September 30, 2010.

     (u) Vehicles. Each Financed Vehicle to which a Designated Receivable relates was a new or used medium or heavy duty truck, truck chassis, bus or trailer at the time the related Obligor executed the Retail Note or Retail Lease.

     (v) Origin. Each Designated Receivable was originated in the United States and is payable in U.S. Dollars.

     (w) Starting Receivable Balance. The Starting Receivable Balance of each Designated Receivable as of its applicable Cutoff Date shall be $1,000 or more.

     (x) Concentration. After giving effect to the transfer of such Designated Receivables to the Trust under the Further Transfer and Servicing Agreements,
(i) the aggregate Receivable Balance of all Receivables from a single Obligor shall not be more than 2.00% of the aggregate Receivable Balance of all Receivables in the Trust, (ii) the weighted average Annual Percentage Rate of the Receivables in the Trust shall not be less than 6.50%, (iii) the weighted average remaining maturity of the Receivables in the Trust shall not be greater than 54 months, (iv) the aggregate Starting Receivable Balance of the Retail Leases in the Trust will not exceed 10.00% of the Aggregate Starting Receivables Balance, (v) the aggregate Starting Receivables Balance of all Receivables not originated by NFC or one of its Affiliates shall not exceed 3.00% of the Aggregate Starting Receivables Balance and (vi) the aggregate Starting Receivables Balance for all Receivables that are Eligible Restructured Receivables shall not exceed 5.00% of the Aggregate Starting Receivables Balance.

     (y) Selection Criteria. The Designated Receivables were selected on a random basis from all Receivables satisfying the selection criteria described herein, and no selection procedures believed to be adverse to NFRRC or to holders of the Securities issued under the Further Transfer and Servicing Agreements were utilized in selecting the Designated Receivables from those Receivables of NFC, Truck Retail Instalment Paper Corp., and Harco Leasing Company, Inc., its wholly owned subsidiaries, which meet the selection criteria under this Agreement.

         (z) Temporary Interest Free Receivables. Each Designated Receivable that is a Temporary Interest Free Receivable is an Equal Payment Fully Amortizing Receivable and has an interest free period ranging up to 15 months after its applicable Cutoff Date.

         (aa) No Government Contracts. No Obligor under any of the Designated Receivables is a governmental authority of the United States or any state or political subdivision thereof.

     SECTION 3.02 Additional Representations and Warranties of NFC. NFC hereby represents and warrants to NFRRC as of each Purchase Date and as of the related Closing Date under the Further Transfer and Servicing Agreements, in its capacity as the seller of the Receivables hereunder, that:

         (a) Organization and Good Standing. NFC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. NFC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification.

         (c) Power and Authority. NFC has the power and authority to execute and deliver this Agreement and to carry out its terms; NFC has full power and authority to sell and assign the Designated Receivables and the Related Security to NFRRC, has duly authorized such sale and assignment to NFRRC by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by NFC by all necessary corporate action.

         (d) Valid Sale; Binding Obligation. This Agreement, together with the applicable PA Assignment, when duly executed and delivered, shall (upon satisfaction of the conditions set forth in Section 4.02(b) hereof relating to the related Designated Receivables) constitute a valid sale, transfer and assignment of such Designated Receivables and Related Security, enforceable against creditors of and purchasers from NFC; and this Agreement, together with the applicable PA Assignment, when duly executed and delivered, shall (upon satisfaction of the conditions set forth in Section 4.02(b) hereof relating to such Designated Receivables) constitute a legal, valid and binding obligation of NFC enforceable against NFC in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and any PA Assignment, and the fulfillment of the terms of this Agreement and any PA Assignment shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of NFC, or any indenture, agreement, mortgage, deed of trust or other instrument to which NFC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement, any PA Assignment or any Further Transfer and Servicing Agreement), or violate any law or, to NFC's knowledge, any order, rule or regulation applicable to NFC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over NFC or any of its properties.

         (f) No Proceedings. There are no proceedings or, to NFC's knowledge, investigations pending or, to NFC's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over NFC or its properties (i) asserting the invalidity of this Agreement or any PA Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any PA Assignment, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by NFC of its obligations under, or the validity or enforceability of, this Agreement or any PA Assignment.

         (g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by NFC of this Agreement or any PA Assignment or the consummation by NFC of the transactions contemplated hereby or thereby except as expressly contemplated herein or therein.

         (h) ERISA. No notice of a Lien arising under Title I or Title IV of ERISA has been filed under Section 6323 (a) of the Code (or any successor provision) against, or otherwise affecting the assets NFC.

         (i) Solvency. NFC is, and after giving effect to the transactions contemplated to occur on such date will be, solvent.

         (j) Investment Company Act. NFC is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act.

     SECTION 3.03 Representations and Warranties of NFRRC. NFRRC hereby represents and warrants to NFC as of each Purchase Date:

         (a) Organization and Good Standing. NFRRC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Designated Receivables.

         (b) Due Qualification. NFRRC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification.

         (c) Power and Authority. NFRRC has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by NFRRC by all necessary corporate action.

         (d) No Violation. The consummation by NFRRC of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of NFRRC, or any indenture, agreement, mortgage, deed of trust or other instrument to which NFRRC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement, any PA Assignment or any Further Transfer and Servicing Agreement), or violate any law or, to NFRRC's knowledge, any order, rule or regulation applicable to NFRRC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over NFRRC or any of its properties.

         (e) No Proceedings. There are no proceedings or, to NFRRC's knowledge, investigations pending or, to NFRRC's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over NFRRC or its properties (i) asserting the invalidity of this Agreement or any PA Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or
(iii) seeking any determination or ruling that might materially and adversely affect the performance by NFRRC of its obligations under, or the validity or enforceability of, this Agreement or any PA Assignment.

         (f) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of NFRRC enforceable against NFRRC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by NFRRC of this Agreement, or the consummation by NFRRC of the transactions contemplated hereby except as expressly contemplated herein.

     SECTION 3.04 Representations and Warranties Regarding Titling Trust. NFC makes the following representations and warranties as to the Titling Trust on which NFRRC relies in accepting the Designated Receivables. Such representations and warranties speak as of the Purchase Date for such Designated Receivables, and as of the date of the related transfer of such Designated Receivables under the Further Transfer and Servicing Agreements, and shall survive the sale, transfer and assignment of such Designated Receivables to NFRRC and the subsequent assignment and transfer thereof pursuant to the Further Transfer and Servicing Agreements:

         (a) Organization and Good Standing. The Titling Trust is a statutory business trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Retail Leases.

         (b) Due Qualification. The Titling Trust is duly qualified to do business as a foreign business trust and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Basic Documents, except to the extent that the failure to have any such governmental licenses, authorizations, consents or approvals would not, in the aggregate, have a Material Adverse Effect with respect to the Titling Trust.

         (c) Power and Authority. The Titling Trust has the power and authority to execute and deliver the Basic Documents to which it is a party and to perform its obligations hereunder and the execution, delivery and performance of the Basic Documents to which it is a party have been duly authorized by the Titling Trust.

         (d) Valid and Binding. Each of the Basic Documents to which the Titling Trust is a party has been duly executed and delivered by or on behalf of the Titling Trust and constitutes a legal, valid and binding obligation of the Titling Trust enforceable against the Titling Trust in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement, and the other Basic Documents, and the fulfillment of the terms thereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Titling Trust Agreement, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Titling Trust is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement or any other Basic Document), or violate any law or, to NFC's knowledge, any order, rule or regulation applicable to the Titling Trust of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Titling Trust or any of its properties.

         (f) No Proceedings. There are no proceedings or, to NFC's knowledge, investigations pending or, to NFC's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Titling Trust or its properties (i) asserting the invalidity of any Basic Document to which the

Titling Trust is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Basic Document to which the Titling Trust is a party, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Titling Trust of its obligations under, or the validity or enforceability of, this Agreement, any PA Assignment or any Basic Document to which the Titling Trust is a party.

         (g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Titling Trust of any Basic Document to which the Titling Trust is a party, or the consummation by the Titling Trust of the transactions contemplated thereby except as expressly contemplated herein or therein.

         (h) Taxes. The Titling Trust has filed or caused to be filed all tax returns which are required to be filed by the Titling Trust (with respect to itself) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property by any Governmental Authority (other than any amount the validity of which is being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Titling Trust). No notice of any Lien in respect of unpaid taxes or assessments (other than a Permitted Lien) has been filed by any taxing authority against, or otherwise affecting the assets of, the Titling Trust and remains in effect. The Titling Trust has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign business trust.

         (i) ERISA. No notice of a Lien arising under Title I or IV of ERISA has been filed under Section 6323 (a) of the Code (or any successor provision) against, or otherwise affecting the assets of the Titling Trust.

         (j) Investment Company Act. The Titling Trust is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act.

         (k) Series 2003-B Portfolio Certificate. The Series 2003-B Portfolio Certificate has been duly executed and delivered by the General Interest Trustee in accordance with the Titling Trust Agreement, has been duly issued in accordance with the Titling Trust Agreement and is entitled to the benefits afforded by the Titling Trust Agreement.

                                   ARTICLE IV
                                   CONDITIONS

     SECTION 4.01 Conditions to Obligation of NFRRC. The obligation of NFRRC to purchase Designated Receivables and the Related Security hereunder on any Purchase Date is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of NFC in Section 3.01 regarding such Designated Receivables and the Related Security being transferred on such Purchase Date, and the representations and warranties of NFC in Sections 3.02 and 3.04, shall be true and correct as of such Purchase Date (or if specified as applying to some other date, as of such date), with the same effect as if then made, and NFC shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

         (b) No Repurchase Event. No Repurchase Event (as defined in Section
5.04 below) shall have occurred on or prior to such Purchase Date with respect to any of such Designated Receivables.

         (c) Computer Files Marked. NFC shall, at its own expense, on or prior to such Purchase Date, (i) indicate in its computer files created in connection with such Designated Receivables that such Designated Receivables have been sold to NFRRC pursuant to this Agreement and the related PA Assignment by NFC and
(ii) deliver to NFRRC the Composite Schedule of Receivables certified by an officer of NFC to be true, correct and complete (as supplemented by the schedules to the related Subsequent Transfer PA Assignment).

         (d) Documents to be Delivered By NFC.

             (i) The PA Assignment. On such Purchase Date, NFC shall execute and deliver to NFRRC the PA Assignment of the Designated Receivables and the Related Security.

             (ii) Portfolio Certificate. On the Closing Date, NFC shall deliver the Series 2003-B Portfolio Certificate to or at the direction of NFRRC.

             (iii) Evidence of UCC Filing. On or prior to such Purchase Date, NFC shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, naming NFC as seller or debtor, naming NFRRC as purchaser or secured party, naming such Designated Receivables and Related Security as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect under the UCC the sale, transfer, assignment and conveyance of such Designated Receivables and the Related Security (to the extent it constitutes Code Collateral) to NFRRC. NFC shall deliver a file-stamped copy, or other evidence satisfactory to NFRRC of such filing, to NFRRC on or prior to such Purchase Date.

             (iv) Other Documents. On such Purchase Date, NFC shall provide such other documents as NFRRC may reasonably request.

         (e) Funding Period. The Funding Period shall not have terminated.

         (f) Other Transactions. The related transactions contemplated by the Further Transfer and Servicing Agreements shall be consummated on or prior to the related Purchase Date (and all conditions precedent thereto shall be satisfied) to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

     SECTION 4.02 Conditions To Obligation of NFC. The obligation of NFC to sell the Designated Receivables to NFRRC hereunder on any Purchase Date is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of NFRRC hereunder shall be true and correct as of such Purchase Date, with the same effect as if then made, and NFRRC shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

         (b) Purchase Price. On each Purchase Date, NFRRC shall pay to NFC the Purchase Price, payable on such date as provided in Section 2.02 of this Agreement.

                                   ARTICLE V
                              ADDITIONAL AGREEMENTS

     NFC agrees with NFRRC as follows:

     SECTION 5.01 Conflicts With Further Transfer and Servicing Agreements. To the extent that any provision of Sections 5.02 through 5.04 of this Agreement conflicts with any provision of the Further Transfer and Servicing Agreements, the Further Transfer and Servicing Agreements shall govern.

     SECTION 5.02 Protection of Title.

         (a) Filings. NFC shall prepare and file such financing statements and cause to be prepared and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of NFRRC under this Agreement in the Designated Receivables and the Related Security, the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate and in the proceeds thereof and hereby authorizes NFRRC to file any such financing statements or continuation statements relating to all or any part thereof; provided, however, that, with respect to a Retail Lease, NFC shall not be obligated to transfer the title to any Financed Vehicle. NFC shall deliver (or cause to be delivered) to NFRRC file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Name Change. NFC shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by NFC in accordance with Section 5.02(a) seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given NFRRC at least 60 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of NFRRC's security interest in the Designated Receivables and the Related Security.

         (c) Jurisdiction of Formation; Maintenance of Offices. NFC shall give NFRRC at least 60 days prior written notice of any change in its jurisdiction of formation and shall file such financing statements or amendments as may be necessary to continue the perfection of NFRRC's security interest in the Designated Receivables and the Related Security.

NFC shall at all times maintain each office from which it services Designated Receivables and its jurisdiction of formation within the United States of America.

     SECTION 5.03 Other Liens or Interests. Except for the conveyances hereunder and as contemplated by the Further Transfer and Servicing Agreements, NFC shall not sell, pledge, assign or transfer the Designated Receivables and the Related Security, the Series 2003-B Portfolio Interest or the Series 2003-B Portfolio Certificate to any other Person, or grant, create, incur, assume or suffer to exist any Lien (except any Permitted Lien) on any interest therein, and NFC shall defend the right, title and interest of NFRRC in, to and under the Designated Receivables and Related Security, the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate against all claims of third parties claiming through or under NFC.

     SECTION 5.04 Repurchase Events. By its execution of the Further Transfer and Servicing Agreements to which it is a party, NFC shall be deemed to acknowledge the assignment by NFRRC of such of its right, title and interest in, to and under this Agreement to the Subsequent Transferee as shall be provided in the Further Transfer and Servicing Agreements. NFC hereby covenants and agrees with NFRRC for the benefit of NFRRC and the Interested Parties, that in the event of (i) a breach of any of NFC's representations and warranties contained in Section 3.01 hereof with respect to any Designated Receivable or (ii) a breach by NFC of Section 5.03 hereof with respect to any Designated Receivable, the Series 2003-B Portfolio Interest or the Series 2003-B Portfolio Certificate which breach has a material adverse effect on NFRRC's interest in such Designated Receivable, the Series 2003-B Portfolio Interest or the Series 2003-B Portfolio Certificate unless, in either case, such breach shall have been cured in all material respects (each a "Repurchase Event") as of the second Accounting Date following NFC's discovery or its receipt of notice of breach (or, at NFC's election, the first Accounting Date following such discovery), NFC will repurchase the Designated Receivable (or in the case of the Series 2003-B Portfolio Interest or Series 2003-B Portfolio Certificate, such Designated Retail Leases which are then included in the Series 2003-B Portfolio Interest or Series 2003-B Portfolio Certificate) from the Subsequent Transferee (if the Subsequent Transferee is then the Owner of such Designated Receivable) on the related Distribution Date for an amount equal to the Warranty Payment, without further notice from NFRRC hereunder. Upon the occurrence of a Repurchase Event with respect to a Designated Receivable for which NFRRC is the Owner, NFC agrees to repurchase such Designated Receivable from NFRRC for an amount and upon the same terms as NFC would be obligated to repurchase such Designated Receivable from the Subsequent Transferee if the Subsequent Transferee was then the Owner thereof, and upon payment of such amount, NFC shall have such rights with respect to such Designated Receivable as if NFC had purchased such Designated Receivable from the Subsequent Transferee as the Owner thereof. It is understood and agreed that the obligation of NFC to repurchase any Designated Receivable as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against NFC for such breach available to NFRRC or any Interested Party.

     SECTION 5.05 Indemnification. NFC shall indemnify NFRRC for any liability as a result of the failure of a Designated Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein. This indemnity obligation shall be in addition to any obligation that NFC may otherwise have.

     SECTION 5.06 Further Assignments. NFC acknowledges that NFRRC shall, pursuant to the Further Transfer and Servicing Agreements, sell the Series 2003-B Portfolio Interest, the Series 2003-B Portfolio Certificate, the Designated Receivables and the Related Security to the Subsequent Transferee and assign its rights hereunder to the Subsequent Transferee, subject to the terms and conditions of the Further Transfer and Servicing Agreements, and that the Subsequent Transferee may in turn further pledge, assign or transfer its rights in the Series 2003-B Portfolio Interest, the Series 2003-B Portfolio Certificate, the Designated Receivables and the Related Security and this Agreement. NFC further acknowledges that NFRRC may assign its rights under the Servicing Agreement to the Subsequent Transferee.

     SECTION 5.07 Pre-Closing Collections. Within two Business Days after each Purchase Date, NFC shall transfer to the account or accounts designated by NFRRC (or by the Subsequent Transferee under the Further Transfer and Servicing Agreements) all collections (from whatever source) on or with respect to the Designated Receivables and the Related Security conveyed by NFC to NFRRC on such Purchase Date pursuant to Section 2.01.

     SECTION 5.08 Limitation on Transfer of International Purchase Obligations. NFRRC acknowledges and agrees that the rights pursuant to the International Purchase Obligations are personal to NFC, and only the proceeds of such rights have been assigned to NFRRC. NFRRC is not and is not intended to be a third-party beneficiary of such rights and, accordingly, such rights will not be exercisable by, enforceable by or for the benefit of, or preserved for the benefit of, NFRRC, the Issuer, the Owner Trustee or the Indenture Trustee.

     SECTION 5.09 Sale Treatment. NFC intends to treat each transfer and assignment described herein as a sale for accounting and tax purposes.

     SECTION 5.10 No Petition; Waiver of Claims.

         (a) Notwithstanding any prior termination of the Series 2003-B Portfolio Supplement, NFRRC covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Titling Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against the Titling Trust or such Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of the Titling Trust or such Special Purpose Entity, or
(iii) ordering the winding up or liquidation of the affairs of the Titling Trust or such Special Purpose Entity.

         (b) Except as otherwise provided in the Titling Trust Agreement, NFRRC hereby releases all Claims to the Titling Trust Assets allocated to the General Interest and to each Portfolio Interest other than the Series 2003-B Portfolio Interest (other than Claims to other Portfolio Interests obtained under other purchase agreements) whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against the Titling Trust Assets allocated to the General Interest and each

Portfolio Interest other than the Series 2003-B Portfolio Interest (other than Claims to other Portfolio Interests obtained under other purchase agreements) whether then or thereafter created.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     SECTION 6.01 Amendment (a) (a) This Agreement may be amended from time to time (subject to any expressly applicable amendment provision of the Further Transfer and Servicing Agreements) by a written amendment duly executed and delivered by NFC and NFRRC; provided, however, that this Agreement may not be amended unless such amendment is in accordance with the provisions of Section
5.01 of the Pooling Agreement as if such Section 5.01 were contained herein and were applicable to this Agreement. Prior to the execution of any such amendment, NFC shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

         (b) Notwithstanding any other provision of this Agreement, if the consent of the Swap Counterparty is required pursuant to the Swap Counterparty Rights Agreement to amend this Agreement, any such purported amendment shall be null and void ab initio unless the Swap Counterparty consents in writing to such amendment.

     SECTION 6.02 Survival. The representations, warranties and covenants of NFC set forth in Article III and Article V of this Agreement shall remain in full force and effect and shall survive each Purchase Date and each Closing under the Further Transfer and Servicing Agreements.

     SECTION 6.03 Notices. All demands, notices and communications under this Agreement shall be delivered as specified in Appendix B to the Pooling Agreement.

     SECTION 6.04 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and each PA Assignment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     SECTION 6.05 Waivers. No failure or delay on the part of NFRRC in exercising any power, right or remedy under this Agreement or any PA Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 6.06 Costs and Expenses. NFC agrees to pay all reasonable out-of-pocket costs and expenses of NFRRC, including fees and expenses of counsel, in connection with the perfection as against third parties of NFRRC's right, title and interest in, to and under the Designated Receivables, Related Security, the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate and the enforcement of any obligation of NFC hereunder.

     SECTION 6.07 Confidential Information. NFRRC agrees that it shall neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of NFRRC's rights hereunder, under the Designated Receivables, under the Further Transfer and Servicing Agreements or as required by law.

       SECTION 6.08 Headings. The various headings in this Agreement are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

       SECTION 6.09 Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

       SECTION 6.10 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Securities or rights of any Owner.

       SECTION 6.11 Further Assurances. NFC and NFRRC agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the preparation of any financing statements or continuation statements relating to the Designated Receivables, Related Security, the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Certificate for filing under the provisions of the UCC of any applicable jurisdiction.

       SECTION 6.12 No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owners and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person shall have any right or obligation hereunder.

       SECTION 6.13 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

       SECTION 6.14 No Petition Covenants. Notwithstanding any prior termination of this Agreement, NFC shall not, prior to the date which is one year and one day after the final distribution with respect to the Securities to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause any Person to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against NFRRC under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of NFRRC or any substantial part of its property, or ordering the winding up or liquidation of the affairs of NFRRC.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                  NAVISTAR FINANCIAL CORPORATION


                                  By:  _________________________________________
                                       Name:  Andrew J. Cederoth
                                       Title: Vice President and Treasurer

                                  NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                  CORPORATION

                                  By:  ____________________________________
                                       Name:  Andrew J. Cederoth
                                       Title: Vice President and Treasurer

                                    EXHIBIT A

                          FORM OF INITIAL PA ASSIGNMENT

       For value received, in accordance with the Purchase Agreement, dated as of October 31, 2003 (the "Purchase Agreement"), between Navistar Financial Corporation, a Delaware corporation ("NFC"), and Navistar Financial Retail Receivables Corporation, a Delaware corporation ("NFRRC"), NFC does hereby sell, assign, transfer and otherwise convey unto NFRRC, without recourse, all right, title and interest of NFC in, to and under

       (a) the Retail Notes identified on the Schedule of Retail Notes attached hereto having an aggregate Starting Receivable Balance of $347,527,878.83 (the "Designated Retail Notes") and the Related Retail Note Assets associated with the Designated Retail Notes;

       (b) the Series 2003-B Portfolio Interest and the beneficial interest in the Series 2003-B Portfolio Assets, including the Retail Leases identified on the Schedule of Retail Leases attached hereto having an aggregate Starting Receivable Balance of $7,472,048.25 (the "Designated Retail Leases" and together with the Designated Retail Notes, the "Designated Receivables") and the Related Titling Trust Assets associated with the Designated Retail Leases and the Series 2003-B Portfolio Certificate; and

       (c) the rights, but not the obligations, of NFC under the Lease Purchase Agreement with respect to the Designated Retail Leases.

       The foregoing sale does not constitute and is not intended to result in any assumption by NFRRC of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Designated Receivables, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

       This PA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

       Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                                    * * * * *

          IN WITNESS WHEREOF, the undersigned has caused this PA Assignment to be duly executed as of October 31, 2003.

                                    NAVISTAR FINANCIAL CORPORATION


                                    By: ________________________________________
                                    Name:
                                    Title:

                                    EXHIBIT B

                    FORM OF SUBSEQUENT TRANSFER PA ASSIGNMENT

           For value received, in accordance with the Purchase Agreement, dated as of October 31, 2003 (the "Purchase Agreement"), between Navistar Financial Corporation, a Delaware corporation ("NFC"), and Navistar Financial Retail Receivables Corporation, a Delaware corporation ("NFRRC"), NFC does hereby sell, assign, transfer and otherwise convey unto NFRRC, without recourse, all right, title and interest of NFC in, to and under

       (a) the Retail Notes identified on the Schedule of Retail Notes attached hereto having an aggregate Starting Receivable Balance of $_______________ (the "Designated Retail Notes") and the Related Retail Note Assets associated with the Designated Retail Notes;

       (b) the beneficial interest the Retail Leases identified on the Schedule of Retail Leases attached hereto having an aggregate Starting Receivable Balance of $_______________ (the "Designated Retail Leases" and together with the Designated Retail Notes, the "Designated Receivables") and the Related Titling Trust Assets associated with the Designated Retail Leases; and

       (c) the rights, but not the obligations, of NFC under the Lease Purchase Agreement with respect to the Designated Retail Leases.

       The foregoing sale does not constitute and is not intended to result in any assumption by NFRRC of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Designated Receivables, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

       This Subsequent Transfer PA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

       Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                                    * * * * *

          IN WITNESS WHEREOF, the undersigned has caused this Subsequent Transfer PA Assignment to be duly executed as of _____________ __, 200_.

                                       NAVISTAR FINANCIAL CORPORATION


                                       By: _____________________________________
                                       Name:
                                       Title:

                                   APPENDIX A

                    Additional Representations and Warranties

1. This Agreement, the Pooling Agreement and the Indenture create a valid and continuing security interest (as defined in the applicable UCC) in the Designated Receivables in favor of NFRRC, the Issuer and the Indenture Trustee, respectively, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from NFC, NFRRC and the Issuer, respectively.

2. With respect to Retail Notes, NFC has taken all steps necessary to perfect its security interest against each Obligor in the property securing the Designated Receivables.

3. The Designated Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC.

4. On the Closing Date and on the applicable Subsequent Transfer Date, NFC owns and has good and marketable title to the related Designated Retail Notes free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens. Upon execution and delivery to NFC of the Lease Purchase Agreement and the Series 2003-B Portfolio Certificate. On the Closing Date and on the applicable Subsequent Transfer Date, NFC shall own and will have good and marketable title to the related Designated Retail Leases free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens.

5. NFC has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Designated Receivables granted to NFRRC hereunder, the Issuer under the Pooling Agreement and the Indenture Trustee under the Indenture.

6. Other than the security interests granted pursuant to the Basic Documents, none of NFC, NFRRC or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Designated Receivables. To NFC's knowledge, none of NFC, NFRRC or the Issuer has authorized the filing of, and NFC is not aware of, any financing statements against NFC, NFRRC or the Issuer that include a description of collateral covering the Designated Receivables other than any financing statements relating to the security interests granted under the Basic Documents or that has been terminated. NFC is not aware of any judgment or tax lien filings against NFC, NFRRC or the Issuer.

7. NFC, as Servicer has in its possession all original copies of the documents that constitute or evidence the Designated Receivables. The documents that constitute or evidence the Designated Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than NFRRC. All financing statements filed or to be filed against NFC, NFRRC or the Issuer in favor of NFRRC, the Issuer or the Indenture Trustee, respectively in connection herewith

                                     App.-1
       describing the Designated Receivables contain a statement other than as described in the Basic Documents, to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Noteholders."

                                     App.-2